EXHIBIT 99.1





                              Financial Supplement
                          THE PHOENIX COMPANIES, INC.







                               DECEMBER 31, 2005


                                [LOGO]PHOENIX(R)





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

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                              TRANSFER AGENT AND REGISTRAR
FIRM                                    ANALYST                   For information or assistance regarding your
A.G. Edwards & Sons, Inc.               J. Jeffrey Hopson         account, please contact our transfer agent and
Credit Suisse First Boston (CSFB)       Tom Gallagher             registrar:
Deutsche Bank North America             Vanessa Wilson            The Phoenix Companies, Inc. C/O The Bank of
Fox-Pitt, Kelton                        John Nadel                New York, Shareholder Relations,
Friedman, Billings, Ramsey & Co.        Stewart Johnson           PO Box 11258, New York, NY 10286-1258
JP Morgan                               Jimmy Bhullar             Toll-free: 1-800-490-4258   TTY 1-888-269-5221
Keefe Bruyette & Woods, Inc.            Jukka Lipponen            Fax: 1-212-815-2777,
Langen McAlenney                        Robert Glasspiegel        e-mail: pnxshareholders@bankofny.com
Lehman Brothers                         Eric Berg                 Web: www.stockbny.com
Merrill Lynch                           Edward A. Spehar
Morgan Stanley                          Ken Zerbe
UBS                                     Andrew Kligerman
                                                                  FOR MORE INFORMATION
                                                                  To receive additional information, including financial
                                                                  supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the
                                                                  Investor Relations section on our Web site at
SHAREHOLDER INFORMATION                                           PhoenixWealthManagement.com or contact our Investor
                                                                  Relations department at:
SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is                The Phoenix Companies, Inc.
traded on the New York Stock Exchange (NYSE) under the            Investor Relations
symbol "PNX."  Our 7.25 percent equity units are traded           One American Row
on the NYSE under the symbol "PNX PrA."  Our 7.45                 P.O. Box 5056, Hartford, CT 06102-5056
percent bond is traded on the NYSE under the symbol "PFX."        Phone: 1-860-403-7100
                                                                  Fax: 1-860-403-7880
                                                                  e-mail: pnx.ir@phoenixwm.com



For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.


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                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                            DECEMBER 2005 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS......................................................  1
INCOME STATEMENT..........................................................  2
LIFE AND ANNUITY EARNINGS SUMMARY.........................................  4
   VARIABLE UNIVERSAL LIFE................................................  6
   UNIVERSAL LIFE / INTEREST SENSITIVE....................................  8
   LIFE AND PRIVATE PLACEMENT SALES....................................... 10
   ANNUITIES.............................................................. 12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT....................... 14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION............................. 16
ASSET MANAGEMENT.......................................................... 18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT.................. 20
VENTURE CAPITAL SEGMENT................................................... 22
CORPORATE AND OTHER....................................................... 24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT............................ 26
CONSOLIDATING FOURTH QUARTER 2005 INCOME STATEMENT........................ 28
CONDENSED CONSOLIDATED BALANCE SHEET...................................... 29
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY.............................. 30
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS......................... 31
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES...................... 33


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

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2005 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                December 31,
                                                 -----------------------------------------------------------------------------------
                                                      2005              2004             2003            2002              2001
                                                 --------------   ---------------   --------------   --------------   --------------
General Account Invested Assets                   $   16,717.2     $    17,334.6     $   17,242.8     $   16,812.8     $   14,411.4
Separate Account Assets                                7,722.2           6,950.3          6,083.2          4,371.2          5,025.2
Total Assets                                          27,716.2          28,362.6         27,559.2         25,235.9         22,535.6
Indebtedness                                             751.9             690.8            639.0            644.3            599.3
Total Stockholders' Equity                             2,007.1           2,022.4          1,947.8          1,826.8          2,307.8
Total Stockholders' Equity excluding SFAS 115,
  other accumulated OCI and FIN 46-R              $    2,118.9     $     2,018.5     $    1,925.3     $    1,937.1     $    2,317.5
Average Equity, excluding other accumulated
  OCI, FIN 46-R and Discontinued Operations (1)   $    2,028.6

Debt to Total Capitalization                             27.3%             25.5%            24.7%            24.1%            20.0%
Debt (Excluding Equity Units) to Total
  Capitalization                                         21.7%             19.8%            18.8%            18.3%              N/A

Book Value Per Share                              $      21.10     $       21.32     $      20.62     $      19.43     $      22.64
Book Value Per Share, excluding SFAS 115 and
  other accumulated OCI                                  21.72             20.70            19.96            20.19            22.62
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R              $      22.28     $       21.27     $      20.39     $      20.60     $      22.74
Period-end Common Shares Outstanding                      95.1              94.9             94.4             94.0            101.9
                                                 ==============   ==============    ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                     $      204.2    $        204.1     $      175.0     $      175.0     $      175.0
Equity Units                                             153.7             153.7            153.7            153.7              N/A
Senior Unsecured Bonds                                   300.0             300.0            300.0            300.0            300.0
Interest Rate Swap                                         2.0               8.0             10.3             15.6             (0.8)
Bank Credit Facility                                      25.0              25.0                                              125.1
Other                                                     67.0
                                                 --------------   --------------    --------------   --------------   --------------
Total Indebtedness                                $      751.9    $        690.8     $      639.0     $      644.3     $      599.3
                                                 ==============   ==============    ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR
PHOENIX LIFE INSURANCE COMPANY  (2)
Capital, Surplus and Surplus Notes                $      888.5     $       814.6     $      762.9     $      861.0     $    1,149.8
Asset Valuation Reserve (AVR)                            210.8             213.6            198.6            147.0            221.5
                                                 --------------   ---------------   --------------   --------------   --------------
Capital, Surplus, Surplus Notes and AVR           $    1,099.3     $     1,028.2     $      961.5     $    1,008.0     $    1,371.3
                                                 ==============   ===============   ==============   ==============   ==============
Policyholder Dividend Liability                   $      356.1     $       403.3     $      408.5     $      403.0     $      395.8
Interest Maintenance Reserve                             (23.1)            (31.3)           (30.2)            (2.0)            11.6
Statutory Gain From Operations                           106.2              35.1             69.7             44.5            119.9
Statutory Net Income (Loss)                               61.0              47.1             21.5              7.5            (13.9)
                                                 ==============


(1) This average equity is used for the calculation of segment return on equity and represents the average of the monthly average of equity, excluding Accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.
(2) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. December 2005 amounts are preliminary.

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

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2005 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                                            December 31,
                                                 -----------------------------------------------------------------------------------
                                                      2005              2004             2003            2002             2001
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
SEGMENT INCOME
Life Insurance (1)                                $       180.5    $       130.1    $       100.5    $        99.8    $        71.2
Annuity (1)                                                12.0             12.7             (1.1)           (19.5)            11.7
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
Life and Annuity Segment                                  192.5            142.8             99.4             80.3             82.9
Asset Management Segment                                  (10.5)              .1             (8.7)           (69.9)            (8.7)
Venture Capital Segment                                    14.8             19.3             36.2            (59.3)          (159.6)
Corporate and Other Segment                               (69.6)           (59.1)           (47.8)           (40.0)           (34.7)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
Total Segment Income (Loss),
  Before Income Taxes                                     127.2            103.1             79.1            (88.9)          (120.1)
Applicable Income Taxes (Benefit)                          25.5             22.5             21.8            (28.5)           (45.4)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
TOTAL SEGMENT INCOME (LOSS)                               101.7             80.6             57.3            (60.4)           (74.7)
Net Realized Investment Gains (Losses)                     25.5              5.7              3.2            (39.3)           (43.0)
Realized (Losses) - Investments Pledged as
  Collateral Consolidated Under FIN 46-R                    1.3            (12.9)            (2.4)           (26.3)           (12.5)
Realized and Unrealized Gains (Losses) on
  Equity Investment in Aberdeen                            (7.0)            55.9            (55.0)
Share of Aberdeen's Extraordinary Charge for
  FSA Settlement                                                           (14.7)
Surplus Notes Tender Costs                                                  (6.4)
Management Restructuring and
  Early Retirement Costs                                  (12.4)           (21.9)            (8.5)           (28.5)           (15.5)
Deferred Policy Acquisition Cost Adjustments                                                                  15.1
Expenses of Purchase of PXP Minority Interest                                                                                 (52.8)
Demutualization Related Items, Net                                                                            (1.3)            (2.9)
Other Income                                                                                  1.3                               5.3
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                  109.1             86.3             (4.1)          (140.7)          (196.1)
Income (Loss) From Discontinued Operations                  (.7)              .1             (2.1)            (1.3)            (2.5)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
Income (Loss) Before Cumulative Effect of
  Accounting changes                                      108.4             86.4             (6.2)          (142.0)          (198.6)
Cumulative Effect of Accounting changes                                                                     (130.3)           (16.6)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
NET INCOME (LOSS)                                 $       108.4    $        86.4    $        (6.2)   $      (272.3)   $      (215.2)
                                                 ===============  ===============  ===============  ===============  ===============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (2)                    95.0             94.7             94.2             97.9            104.6
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
Total Segment Income (Loss) Per Share             $        1.07    $        0.85    $        0.61    $       (0.62)   $       (0.71)
Net Income (Loss) Per Share                       $        1.14    $        0.91    $       (0.07)   $       (2.78)   $       (2.06)

Diluted
Weighted-Average Shares Outstanding and
  dilutive potential common shares (2) (3)                102.4            100.8             96.6             97.9            104.6
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
Total Segment Income (Loss) Per Share             $        0.99    $        0.80    $        0.59    $       (0.62)   $       (0.71)
Net Income (Loss) Per Share                       $        1.06    $        0.86    $       (0.07)   $       (2.78)   $       (2.06)
                                                 ===============

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) Weighted-average shares outstanding in 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(3) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 96.6 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

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

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2005 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                  2004                                            2005
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
SEGMENT INCOME
Life                                  $    22.8   $    29.2   $    36.9   $    41.2   $    38.0   $    68.3   $    38.1   $    36.1
Annuity (1)                                 3.0         4.6         3.9         1.1         6.0        (9.6)        6.9         8.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Life and Annuity Segment                   25.8        33.8        40.8        42.3        44.0        58.7        45.0        44.8
Asset Management Segment                     .1          .1          .0         (.1)       (1.7)         .1       (10.1)        1.2
Venture Capital Segment                    11.6         4.4        (3.9)        7.2        (2.2)        2.7        12.7         1.6
Corporate and Other Segment               (12.7)      (16.0)      (15.9)      (14.4)      (16.3)      (16.4)      (18.7)      (18.2)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Segment Income,
  Before Income Taxes                      24.8        22.3        21.0        35.0        23.8        45.1        28.9        29.4
Applicable Income Taxes                     7.3         5.7          .5         9.0         7.0        14.2         2.5         1.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL SEGMENT INCOME                       17.5        16.6        20.5        26.0        16.8        30.9        26.4        27.6
Net Realized Investment
  Gains (Losses)                            1.8         7.7         (.2)       (3.7)        1.1         (.6)        1.1        23.9
Realized Gains (Losses) -
  Investments Pledged as Collateral
  Consolidated Under FIN 46-R              (1.0)       (3.6)       (8.3)                     .4        (1.2)         .9         1.2
Realized and Unrealized Gains
    (Losses) on Equity Investment
    in Aberdeen                                          .8                    55.1        (7.0)
Share of Aberdeen's Extraordinary
  Charge for FSA Settlement                                                   (14.7)
Surplus Notes Tender Costs                                                     (6.4)
Management Restructuring and
  Early Retirement Costs                   (2.0)       (6.9)       (4.9)       (8.0)       (1.9)       (6.7)       (1.3)       (2.5)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS          16.3        14.6         7.1        48.3         9.4        22.4        27.1        50.2
Income (Loss) From Discontinued
  Operations                                 .3         (.2)                                                        (.7)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
NET INCOME                            $    16.6   $    14.4   $     7.1   $    48.3   $     9.4   $    22.4   $    26.4   $    50.2
                                     =========== =========== =========== =========== =========== =========== =========== ===========

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EARNINGS PER SHARE
Basic

Weighted-Average Shares                    94.5        94.6        94.7        94.8        94.9        95.0        95.1        95.1
  Outstanding                        ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Segment Income Per Share        $    0.19   $    0.18   $    0.22   $    0.27   $    0.18   $    0.32   $    0.28   $    0.29
Net Income Per Share                  $    0.18   $    0.15   $    0.07   $    0.51   $    0.10   $    0.24   $    0.28   $    0.53

Diluted
Weighted-Average Shares
  Outstanding and dilutive
  potential common shares                 102.0       101.3        99.2       100.3       102.3       101.1       102.4       103.5
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Segment Income Per Share        $    0.17   $    0.16   $    0.21   $    0.26   $    0.16   $    0.31   $    0.26   $    0.27
Net Income Per Share                  $    0.16   $    0.14   $    0.07   $    0.48   $    0.09   $    0.22   $    0.26   $    0.48
                                                                                                                         ===========

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.

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
THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                                     December 31,
                                                 -----------------------------------------------------------------------------------
                                                      2005              2004             2003            2002              2001
                                                 --------------   ---------------   --------------   --------------   --------------
Variable Universal Life                           $       69.6     $        35.7     $       35.0     $       35.9     $       30.2
Universal Life (1)                                        47.9              34.4             21.7             26.3             17.4
Other Life and Annuity (2) (3)                             1.5               1.6               .2              (.7)             (.9)
                                                 --------------   ---------------   --------------   --------------   --------------
Total, Non-Traditional Life                              119.0              71.7             56.9             61.5             46.7
Traditional Life (3)                                      61.5              58.4             43.6             38.3             24.5
                                                 --------------   ---------------   --------------   --------------   --------------
Total, Life Insurance                                    180.5             130.1            100.5             99.8             71.2
Annuities (3)                                             12.0              12.7             (1.1)           (19.5)            11.7
                                                 --------------   ---------------   --------------   --------------   --------------
Segment Income, before income taxes                      192.5             142.8             99.4             80.3             82.9
Allocated Income Taxes (4)                                51.3              36.4             31.1             28.0             28.8
                                                 --------------   ---------------   --------------   --------------   --------------
Segment Income                                    $      141.2     $       106.4     $       68.3     $       52.3     $       54.1
                                                 ==============   ===============   ==============   ==============   ==============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with Annuities. These reclassifications have been made for all periods presented.
(4) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

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
THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                             2004                                            2005
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Variable Universal Life               $     8.2   $     8.5   $     9.7   $     9.4   $     9.1   $    37.8   $    13.9   $     8.8
Universal Life (1)                          1.9        10.9         8.7        12.9        10.3        23.1         7.6         7.0
Other Life and Annuity (2) (3)              1.5          .1         (.4)         .4          .4          .5          .0          .5
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total, Non-Traditional Life                11.6        19.5        18.0        22.7        19.8        61.4        21.5        16.3
Traditional Life (3)                       11.2         9.7        18.9        18.5        18.2         6.9        16.6        19.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total, Life Insurance                      22.8        29.2        36.9        41.2        38.0        68.3        38.1        36.1
Annuities (3)                               3.0         4.6         3.9         1.1         6.0        (9.6)        6.9         8.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Income, before
  income taxes                             25.8        33.8        40.8        42.3        44.0        58.7        45.0        44.8
Allocated Income Taxes                      7.2        10.2         7.1        11.9        14.0        19.1         8.6         9.6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Income                        $    18.6   $    23.6   $    33.7   $    30.4   $    30.0   $    39.6   $    36.4   $    35.2
                                     =========== =========== =========== =========== =========== =========== =========== ===========


(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with annuities. These reclassifications have been made for all periods presented.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2005 (unaudited)
($ in millions)
                                                                                     December 31,
                                                  ---------------------------------------------------------------------------------
                                                       2005             2004             2003             2002            2001
                                                  --------------   --------------   --------------   --------------  --------------
PRE-TAX INCOME
Fees                                               $       32.5     $       29.6     $       30.1     $       31.4    $       29.5
Cost of Insurance                                          76.7             74.6             72.1             66.4            60.0
Interest Earned                                             6.3              5.9              5.6              7.0             4.5
Surrender Charges                                           7.1              6.9              6.9              4.4             3.3
                                                  --------------   --------------   --------------   --------------  --------------
Total Revenues                                            122.6            117.0            114.7            109.2            97.3
                                                  --------------   --------------   --------------   --------------  --------------

Net Death and Disability Benefits                          28.5             30.5             23.3             22.9            15.3
Incurred Expenses                                          19.9             47.1             52.8             45.9            48.2
Interest Credited                                           4.6              3.7              3.6              3.7             3.6
Minority Interest                                                                                               .8
                                                  --------------   --------------   --------------   --------------  --------------
Total Expenses                                             53.0             81.3             79.7             73.3            67.1
                                                  --------------   --------------   --------------   --------------  --------------

Pre-tax Income                                     $       69.6     $       35.7     $       35.0     $       35.9    $       30.2
                                                  ==============   ==============   ===============  =============== ==============

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                        $       13.6     $       16.3     $       21.4     $       36.6    $       29.5
Controllable Expenses and Other                            26.8             34.0             44.6             60.8            60.1
                                                  --------------   --------------   --------------   --------------  --------------
Total Current Expenses                                     40.4             50.3             66.0             97.4            89.6
Acquisition Costs Deferred                                (16.1)           (25.4)           (33.9)           (68.1)          (65.4)
Acquisition Costs Amortized                                (4.4)            22.2             20.8             16.6            24.0
                                                  --------------   --------------   --------------   --------------  --------------

Incurred Expenses                                  $       19.9     $       47.1     $       52.9     $       45.9    $       48.2
                                                  ==============   ==============   ==============   ==============  ==============

-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                           $      217.9     $      245.4     $      353.4     $      465.7    $      336.1
Surrenders                                                (94.2)           (75.3)           (69.4)           (37.6)          (31.2)
Deaths                                                     (3.6)            (2.2)            (1.4)            (1.8)           (1.7)
                                                  --------------   --------------   --------------   --------------  --------------
Net Sales                                                 120.1            167.9            282.6            426.3           303.2
Performance                                               141.6            179.3            252.1           (149.8)         (194.0)
Fees                                                      (30.3)           (30.6)           (36.4)           (35.8)          (34.5)
Cost of Insurance                                         (74.6)           (72.4)           (69.8)           (66.4)          (60.0)
                                                  --------------   --------------   --------------   --------------  --------------
Acquisitions
Change in Funds Under Management                          156.8            244.2            428.5            174.3            14.7
Beginning Balance                                       1,943.1          1,698.9          1,270.3          1,096.0         1,081.3
                                                  --------------   --------------   --------------   --------------  --------------
Ending Balance                                     $    2,099.9     $    1,943.1     $    1,698.8     $    1,270.3    $    1,096.0
                                                  ==============   ==============   ==============   ==============  ==============

LIFE INSURANCE IN FORCE (1)                        $   24,767.7     $   25,382.0     $   24,603.0     $   23,788.2    $   20,436.1
                                                  ==============   ==============   ==============   ==============  ==============

(1) 2004 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2005 (unaudited)
($ in millions)
                                                           2004                                            2005
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
PRE-TAX INCOME
Fees                                  $     8.0   $     7.3   $     6.8   $     7.5   $     7.4   $    10.3   $     6.9   $     8.0
Cost of Insurance                          18.3        18.5        18.7        19.2        19.0        19.1        19.2        19.4
Interest Earned                             1.2         1.7         1.2         1.8         1.5         1.4         2.0         1.3
Surrender Charges                           1.7         1.4         1.8         2.1         1.9         1.7         1.6         1.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Revenues                             29.2        28.9        28.5        30.6        29.8        32.5        29.7        30.5
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Net Death and Disability Benefits           8.3         7.5         6.1         8.6         8.9         8.3         3.9         7.3
Incurred Expenses                          11.7        11.9        11.7        11.7        10.6       (14.7)       10.8        13.3
Interest Credited                           1.0         1.0         1.0          .8         1.2         1.1         1.1         1.1
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Expenses                             21.0        20.4        18.8        21.1        20.7        (5.3)       15.8        21.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Pre-tax Income                        $     8.2   $     8.5   $     9.7   $     9.4   $     9.1   $    37.8   $    13.9   $     8.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

                                     -----------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions           $     4.0   $     4.2   $     3.0   $     5.1   $     3.6   $     3.4   $     3.3   $     3.4
Controllable Expenses and Other             9.2         9.3         8.4         7.1         6.8         7.4         6.9         5.6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Current Expenses                     13.2        13.5        11.4        12.2        10.4        10.8        10.2         9.0
Acquisition Costs Deferred                 (6.6)       (6.6)       (5.5)       (6.7)       (4.1)       (4.4)       (3.8)       (3.7)
Acquisition Costs Amortized                 5.1         5.0         5.8         6.2         4.3       (21.1)        4.4         8.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Incurred Expenses                     $    11.7   $    11.9   $    11.7   $    11.7   $    10.6   $    14.7   $    10.8   $    13.3
                                     =========== =========== =========== =========== =========== =========== =========== ===========

                                     -----------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                              $    67.0   $    60.0   $    45.1   $    73.3   $    63.3   $    49.0   $    43.1   $    62.5
Surrenders                                (15.6)      (15.0)      (16.1)      (28.6)      (27.4)      (19.6)      (24.1)      (23.1)
Deaths                                      (.4)        (.4)        (.6)        (.8)        (.9)        (.7)        (.2)       (1.8)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Sales                                  51.0        44.6        28.4        43.9        35.0        28.7        18.8        37.6
Performance                                56.5        10.0        (2.0)      114.8        (9.3)       22.0        79.1        49.8
Fees                                       (8.4)       (7.4)       (7.0)       (7.8)       (7.5)       (7.7)       (7.3)       (7.8)
Cost of Insurance                         (17.7)      (18.0)      (18.0)      (18.7)      (18.4)      (18.6)      (18.7)      (18.9)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Change in Funds Under Management           81.4        29.2         1.4       132.2         (.2)       24.4        71.9        60.7
Beginning Balance                       1,698.9     1,780.3     1,809.5     1,810.9     1,943.1     1,942.9     1,967.3     2,039.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Ending Balance                        $ 1,780.3   $ 1,809.5   $ 1,810.9   $ 1,943.1   $ 1,942.9   $ 1,967.3   $ 2,039.2   $ 2,099.9
                                     =========== =========== =========== =========== =========== =========== =========== ===========

LIFE INSURANCE IN FORCE (1)           $25,666.8   $25,596.7   $25,373.0   $25,382.0   $25,189.9   $25,041.0   $24,930.2   $24,767.7
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) 2004 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
PRE-TAX INCOME
Fees                                               $       17.9     $       19.2     $       17.3     $       11.9     $        8.6
Cost of Insurance                                         109.9             90.7             78.9             71.6             66.2
Interest Earned                                           108.7            100.3             98.3            108.4            111.9
Surrender Charges                                           3.2              3.2              2.5              3.9              4.0
                                                  --------------   --------------   --------------   --------------   --------------
Total Revenues                                            239.7            213.4            196.9            195.8            190.7
                                                  --------------   --------------   --------------   --------------   --------------

Net Death Benefits and Supplemental Benefits               61.8             58.2             51.2             39.5             48.3
Incurred Expenses                                          55.5             46.2             46.0             44.3             34.6
Interest Credited                                          74.5             74.6             78.0             85.7             90.4
                                                  --------------   --------------   --------------   --------------   --------------
Total Expenses                                            191.8            179.0            175.2            169.5            173.3
                                                  --------------   --------------   --------------   --------------   --------------

Pre-tax Income                                     $       47.9     $       34.4     $       21.7     $       26.3     $       17.4
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                        $       51.1     $       24.9     $       28.2     $       15.2     $        9.8
Controllable Expenses                                      96.5             64.4             75.0             52.6             32.1
                                                  --------------   --------------   --------------   --------------   --------------
Total Current Expenses                                    147.6             89.3            103.2             67.8             41.9
Acquisition Cost Deferred                                (110.0)           (63.5)           (74.9)           (40.2)           (20.0)
Acquisition Cost Amortized                                 17.9             20.4             17.7             16.7             12.7
                                                  --------------   --------------   --------------   --------------   --------------

Incurred Expenses                                  $       55.5     $       46.2     $       46.0     $       44.3     $       34.6
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                           $      297.8     $      229.4     $      217.8     $      149.3     $      104.6
Surrenders                                                (94.1)          (126.2)          (118.6)          (107.4)           (99.0)
Deaths                                                    (22.3)           (16.9)           (19.4)           (25.0)           (18.5)
                                                  --------------   --------------   --------------   --------------   --------------
Net Sales                                                 181.4             86.3             79.8             16.9            (12.9)
Interest Credited                                          78.7             74.6             78.0             85.8             90.4
Fees                                                      (26.8)           (23.5)           (24.9)           (16.7)           (10.5)
Cost of Insurance                                        (109.9)           (90.7)           (78.9)           (71.6)           (66.2)
                                                  --------------   --------------   --------------   --------------   --------------
Change in Funds Under Management                          123.4             46.7             54.0             14.4               .8
Beginning Balance                                       1,610.7          1,564.0          1,510.0          1,495.6          1,494.8
                                                  --------------   --------------   --------------   --------------   --------------
Ending Fund Balance                                $    1,734.1     $    1,610.7     $    1,564.0     $    1,510.0     $    1,495.6
                                                  ==============   ==============   ==============   ==============   ==============

LIFE INSURANCE IN FORCE                            $   16,303.0     $   14,103.7     $   12,830.3     $   10,476.7     $    9,465.6
                                                  ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2005 (unaudited)
($ in millions)


                                                           2004                                            2005
PRE-TAX INCOME                       ----------------------------------------------- -----------------------------------------------
Quarter ended                           March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fees                                  $     4.5   $     4.8   $     5.0   $     4.9   $     4.7   $     1.2   $     4.9   $     7.1
Cost of Insurance                          21.6        22.5        22.8        23.8        24.0        24.9        27.6        33.4
Interest Earned                            24.0        25.9        24.4        26.0        25.4        26.2        28.6        28.5
Surrender Charges                            .7         1.1          .5          .9          .5          .7          .9         1.1
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Revenues                             50.8        54.3        52.7        55.6        54.6        53.0        62.0        70.1
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Net Death Benefits and
 Supplemental Benefits                     19.3        12.3        13.1        13.4        13.9        13.5        16.0        18.1
Incurred Expenses                          10.4        12.1        12.8        10.9        12.0        (2.0)       19.6        26.2
Interest Credited                          19.2        19.0        18.1        18.4        18.4        18.4        18.8        18.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Expenses                             48.9        43.4        44.0        42.7        44.3        29.9        54.4        63.1
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Pre-tax Income                        $     1.9   $    10.9   $     8.7   $    12.9   $    10.3   $    23.1   $     7.6   $     7.0
                                     =========== =========== =========== =========== =========== =========== =========== ===========
                                     -----------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                           $     6.9   $     6.2   $     4.0   $     7.9   $     5.4   $     7.1   $    12.7   $    26.0
Controllable Expenses                      17.1        15.5        14.4        17.4        13.9        16.2        23.4        43.3
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Current Expenses                     24.0        21.7        18.4        25.3        19.3        23.3        36.1        69.3
Acquisition Cost Deferred                 (17.7)      (14.5)      (11.9)      (19.4)      (13.5)      (15.1)      (25.5)      (55.9)
Acquisition Cost Amortized                  4.1         4.9         6.3         5.0         6.2       (10.2)        9.0        12.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Incurred Expenses                     $    10.4   $    12.1   $    12.8   $    10.9   $    12.0   $    (2.0)  $    19.6   $    26.2
                                     =========== =========== =========== =========== =========== =========== =========== ===========
                                     -----------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                              $    54.7   $    55.7   $    56.2   $    62.8   $    54.9   $    57.7   $    73.9   $   111.3
Surrenders                                (31.9)      (37.0)      (27.7)      (29.6)      (23.3)      (24.7)      (27.4)      (18.7)
Deaths                                     (3.3)       (3.7)       (7.5)       (2.4)       (4.6)       (7.0)       (5.8)       (4.9)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Sales                                  19.5        15.0        21.0        30.8        27.0        26.0        40.7        87.7
Interest Credited                          19.1        19.0        18.1        18.4        18.5        18.4        18.8        23.0
Fees                                       (5.4)       (5.8)       (5.3)       (7.0)       (4.9)       (5.2)       (7.1)       (9.6)
Cost of Insurance                         (21.6)      (22.5)      (22.8)      (23.8)      (24.0)      (24.9)      (27.6)      (33.4)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Change in Funds Under Management           11.6         5.7        11.0        18.4        16.6        14.3        24.8        67.7
Beginning Balance                       1,564.0     1,575.6     1,581.3     1,592.3     1,610.7     1,627.3     1,641.6     1,666.4
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Ending Fund Balance                   $ 1,575.6   $ 1,581.3   $ 1,592.3   $ 1,610.7   $ 1,627.3   $ 1,641.6   $ 1,666.4   $ 1,734.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

LIFE INSURANCE IN FORCE               $13,195.6   $13,431.3   $13,725.6   $14,103.7   $14,328.7   $14,583.3   $15,126.3   $16,303.0
                                     =========== =========== =========== =========== =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2005 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                                                 December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005              2004             2003            2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
WHOLESALER CHANNEL
Variable Universal Life                            $       16.1     $       18.2     $       30.1     $       62.5     $       53.8
Universal Life/Interest Sensitive                         104.4             47.5             67.5             36.9             14.5
Term Life                                                  16.4             15.3             19.2             15.1             11.4
Participating Whole Life                                                                      0.6              4.8              9.7
                                                  --------------   --------------   --------------   --------------   --------------
Life Insurance Annualized Premium (1)                     136.9             81.0            117.4            119.3             89.4
                                                  ==============   ==============   ==============   ==============   ==============

Variable Universal Life                                     6.4             10.8             20.1             25.1             49.7
Universal Life/Interest Sensitive                          49.2             53.2             61.6             29.9             14.5
Participating Whole Life                                                                                       0.8              2.4
                                                  --------------   --------------   --------------   --------------   --------------
Life Insurance Single Premium                              55.6             64.0             81.7             55.8             66.6
                                                  ==============   ==============   ==============   ==============   ==============

Variable Universal Life                                    22.5             29.0             50.1             87.6            103.5
Universal Life/Interest Sensitive                         153.6            100.7            129.2             66.8             29.0
Term Life                                                  16.4             15.3             19.2             15.1             11.4
Participating Whole Life                                                                      0.6              5.6             12.1
                                                  --------------   --------------   --------------   --------------   --------------
Total Wholesaler Life Insurance Premium (2)               192.5            145.0            199.1            175.1            156.0
                                                  ==============   ==============   ==============   ==============   ==============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized
  and single)                                              46.5             60.1            149.5            222.5             83.7
Annuity                                                   773.8            152.6            394.9            142.6            164.0
                                                  --------------   --------------   --------------   --------------   --------------
Total Private Placement Life and
  Annuity Deposits                                        820.3            212.7            544.4            365.1            247.7
                                                  ==============   ==============   ==============   ==============   ==============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT           $    2,776.4     $    1,898.5     $    1,535.5     $      864.7     $      494.1
                                                  ==============   ==============   ==============   ==============   ==============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                           2004                                            2005
LIFE INSURANCE SALES                 ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
WHOLESALER CHANNEL
Variable Universal Life               $     4.5   $     5.0   $     3.1   $     5.6   $     6.2   $     3.5   $     3.1   $     3.2
Universal Life/Interest Sensitive          13.1        10.5        10.4        13.4        10.8        14.1        22.6        56.9
Term Life                                   3.9         4.0         3.3         4.2         3.8         3.8         3.8         5.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Life Insurance Annualized
  Premium (1)                              21.5        19.5        16.8        23.2        20.8        21.4        29.5        65.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Variable Universal Life                     2.5         2.6         2.0         3.7          .8         1.6         1.8         2.3
Universal Life/Interest Sensitive          11.1        14.4        13.3        14.4         8.5        11.4        11.6        17.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Life Insurance Single Premium              13.6        17.0        15.3        18.1         9.3        13.0        13.4        20.0
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Variable Universal Life                     7.0         7.5         5.1         9.3         7.0         5.1         4.9         5.5
Universal Life/Interest Sensitive          24.2        25.0        23.7        27.8        19.3        25.5        34.2        74.6
Term Life                                   3.9         4.0         3.3         4.2         3.8         3.8         3.8         5.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Wholesaler Life Insurance
 Premium (2)                          $    35.1   $    36.5   $    32.1   $    41.3   $    30.1   $    34.4   $    42.9   $    85.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

PRIVATE PLACEMENT LIFE AND
 ANNUITY DEPOSITS

Variable Universal Life
 (annualized and single)                   17.4        14.5         3.0        25.1        14.3        11.3         2.3        18.6
Annuity                                    28.8        70.9        41.0        12.0       487.6        11.9        11.0       263.3
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Private Placement Life and
 Annuity Deposits                     $    46.2   $    85.4   $    44.0   $    37.1   $   501.9   $    23.2   $    13.3   $   281.9
                                     =========== =========== =========== =========== =========== =========== =========== ===========

PRIVATE PLACEMENT FUNDS UNDER
 MANAGEMENT                           $ 1,642.8   $ 1,720.2   $ 1,788.6   $ 1,898.5   $ 2,414.5   $ 2,343.1   $ 2,431.6   $ 2,776.4
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
PRE-TAX INCOME
Fees                                               $       65.4     $       63.8     $       57.2     $       57.4     $       65.0
Interest Earned                                           165.1            158.0            150.1            109.1             51.8
Surrender Charges                                           7.0              5.8              7.4              6.6              3.9
                                                  --------------   --------------   --------------   --------------   --------------
Total Revenues                                            237.5            227.6            214.7            173.1            120.7
                                                  --------------   --------------   --------------   --------------   --------------

Mortality Cost                                              6.6              8.6              4.4             12.2              5.8
Incurred Expenses                                         106.8             83.0             78.3             81.0             55.9
Interest Credited                                         112.1            123.3            133.0             99.4             47.3
                                                  --------------   --------------   --------------   --------------   --------------
Total Expenses                                            225.5            214.9            215.7            192.6            109.0
                                                  --------------   --------------   --------------   --------------   --------------

Pre-tax Income (Loss)                              $       12.0     $       12.7     $       (1.1)    $      (19.5)    $       11.7
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                                    38.2     $       42.7     $       51.1     $       81.3     $       44.1
Controllable Expenses                                      37.9             48.4             66.2             67.5             76.3
                                                  --------------   --------------   --------------   --------------   --------------
Total Current Expenses                                     76.1             91.1            117.3            148.8            120.4
Acquisition Cost Deferred                                 (31.9)           (43.7)           (65.5)          (102.9)           (83.5)
Acquisition Cost Amortized                                 62.6             35.6             26.5             35.1             19.0
                                                  --------------   --------------   --------------   --------------   --------------

Incurred Expenses                                  $      106.8     $       83.0     $       78.3     $       81.0     $       55.9
                                                  ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2005 (unaudited)
($ in millions)

PRE-TAX INCOME                                             2004                                            2005
Quarters ended                       ----------------------------------------------- -----------------------------------------------
                                        March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Fees                                  $    15.7   $    15.8   $    15.9   $    16.3   $    16.5   $    16.1   $    16.3   $    16.5
Interest Earned                            37.3        37.9        39.7        43.2        41.6        39.9        40.9        42.6
Surrender Charges                           1.1         1.4         2.1         1.2         1.9         2.0         1.4         1.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Revenues                             54.1        55.1        57.7        60.7        60.0        58.0        58.6        60.9
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Mortality Cost                               .8         2.6         2.9         2.4         1.2         2.2          .6         2.7
Incurred Expenses                          20.9        16.2        20.1        25.9        23.6        36.9        23.4        22.8
Interest Credited                          29.3        31.7        30.8        31.3        29.2        28.5        27.7        26.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Expenses                             51.1        50.5        53.8        59.6        54.0        67.6        51.7        52.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Pre-tax Income (Loss)                 $     3.0   $     4.6   $     3.9   $     1.1   $     6.0   $    (9.6)  $     6.9   $     8.7
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions               $    12.6   $    10.3   $     9.9   $     9.8   $     9.8   $     9.1   $     9.7   $     9.5
Controllable Expenses                      16.1        12.8        10.1         9.5         8.5         9.8         9.8         9.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Current Expenses                     28.7        23.1        20.0        19.3        18.3        18.9        19.5        19.3
Acquisition Cost Deferred                 (15.0)      (12.7)       (7.9)       (8.0)       (8.2)       (6.8)       (8.3)       (8.5)
Acquisition Cost Amortized                  7.2         5.8         8.0        14.6        13.5        24.8        12.2        12.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Incurred Expenses                     $    20.9   $    16.2   $    20.1   $    25.9   $    23.6   $    36.9   $    23.4   $    22.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Fourth Quarter 2005 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT (1)                                                           December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------

Annuities
Deposits                                           $    1,114.2     $      670.9     $    1,428.1     $    2,258.4     $    1,492.9
Surrenders                                             (1,179.6)          (802.8)          (867.2)          (754.4)          (510.6)
                                                  --------------   --------------   --------------   --------------   --------------
Net Sales                                                 (65.4)          (131.9)           560.9          1,504.0            982.3
Performance and Interest Credited                         552.3            670.9            872.1           (330.6)          (554.9)
Fees                                                      (63.0)           (59.8)           (57.7)           (58.8)           (67.3)
Deaths                                                    (86.6)           (81.6)           (70.4)           (40.6)           (34.3)
                                                  --------------   --------------   --------------   --------------   --------------
Change in Funds Under Management                          337.3            397.6          1,304.9          1,074.0            325.8
Beginning Balance                                       7,700.8          7,303.2          5,998.3          4,924.3          4,598.5
                                                  --------------   --------------   --------------   --------------   --------------
Ending Balance                                     $    8,038.1     $    7,700.8     $    7,303.2     $    5,998.3     $    4,924.3
                                                  ==============   ==============   ==============   ==============   ==============


VA Funds in Guaranteed Interest Accounts (2)       $    1,553.8     $    1,939.1     $    2,067.4     $    2,159.3     $      955.0
                                                  ==============   ==============   ==============   ==============   ==============

Fixed Annuities (2)                                $    1,011.4     $    1,175.5     $    1,216.3     $      902.1     $      442.5
                                                  ==============   ==============   ==============   ==============   ==============


(1) Funds restated for all periods presented due to Other Life and Annuity reclassifications. See additional information on page 4 of this supplement.
(2) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Fourth Quarter 2005 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT (1)                                 2004                                            2005
Quarters ended                       ----------------------------------------------- -----------------------------------------------
                                        March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Annuities
Deposits                              $   215.0   $   208.9   $   140.8   $   106.2   $   580.9   $    93.5   $    92.5   $   347.3
Surrenders                               (198.8)     (175.0)     (213.7)     (215.3)     (227.5)     (337.4)     (294.3)     (320.4)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Sales                                  16.2        33.9       (72.9)     (109.1)      353.4      (243.9)     (201.8)       26.9
Performance and Interest Credited         212.8        19.5         6.5       432.1        (1.0)       85.2       279.3       188.8
Fees                                      (15.3)      (14.0)      (15.1)      (15.4)      (16.2)      (15.7)      (15.4)      (15.7)
Deaths                                    (23.2)      (21.8)      (18.6)      (18.0)      (22.3)      (17.6)      (18.6)      (28.1)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Change in Funds Under Management          190.5        17.6      (100.1)      289.6       313.9      (192.0)       43.5       171.9
Beginning Balance                       7,303.2     7,493.7     7,511.3     7,411.2     7,700.8     8,014.7     7,822.7     7,866.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Ending Balance                        $ 7,493.7   $ 7,511.3   $ 7,411.2   $ 7,700.8   $ 8,014.7   $ 7,822.7   $ 7,866.2   $ 8,038.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

VA Funds in Guaranteed Interest
  Accounts (2)                        $ 2,000.4   $ 1,974.2   $ 1,960.5   $ 1,939.1   $ 1,873.8   $ 1,796.4   $ 1,706.1   $ 1,553.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Fixed Annuities  (2)                  $ 1,212.7   $ 1,203.4   $ 1,201.8   $ 1,175.5   $ 1,165.9   $ 1,153.2   $ 1,023.2   $ 1,011.4
                                     =========== =========== =========== =========== =========== =========== =========== ===========


(1) Funds restated for all periods presented due to Other Life and Annuity reclassifications. See additional information on page 4 of this supplement.
(2) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                            $      353.0     $      332.5     $      329.3     $      310.4     $      252.8
Universal Life                                            354.7            262.0            219.2            163.1            134.7
Variable Annuities                                        281.3            296.7            289.0            264.9            211.4
Fixed Annuities                                            38.8             48.3             48.0             29.2              3.5
Participating                                             544.2            576.9            576.3            572.9            531.8
Offset for Unrealized Investment Gains and Losses         (16.0)           (86.5)           (94.1)          (106.4)           (10.5)
                                                  --------------   --------------   --------------   --------------   --------------
Total                                              $    1,556.0     $    1,429.9     $    1,367.7     $    1,234.1     $    1,123.7
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
  DEATH BENEFITS (1)
Death Benefit in Excess of Fund Value              $      335.5     $      441.1     $      616.9     $    1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                       82.1            123.5            183.0            234.9
Statutory Reserve, Net of Reinsurance                      13.8             15.0             17.3             15.8
GAAP Reserve, Net of Reinsurance                           10.7              9.1              7.8              8.7
                                                  --------------

(1) Comparable data is not available for 2001.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                           2004                                            2005
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
DEFERRED ACQUISITION COSTS           ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Variable Universal Life               $   330.8   $   332.4   $   332.1   $   332.5   $   332.3   $   357.8   $   357.2   $   353.0
Universal Life                            232.3       241.9       247.5       262.0       269.2       294.6       311.0       354.7
Variable Annuities                        296.3       302.4       302.7       296.7       292.8       279.2       280.6       281.3
Fixed Annuities                            48.5        49.5        48.9        48.3        46.8        42.5        39.0        38.8
Participating                             578.3       579.4       577.6       576.9       579.9       570.2       573.3       544.2
Offset for Unrealized Investment
 Gains and Losses                        (127.7)      (40.4)      (80.1)      (86.5)      (26.7)      (83.6)      (29.0)      (16.0)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total                                 $ 1,358.5   $ 1,465.2   $ 1,428.7   $ 1,429.9   $ 1,494.3   $ 1,460.7   $ 1,532.1   $ 1,556.0
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
 DEATH BENEFITS

Death Benefit in Excess of Fund
  Value                               $   564.4   $   552.0   $   576.4   $   441.1   $   459.3   $   425.0   $   371.1   $   335.5
Death Benefit in Excess of Fund
  Value, Net of Reinsurance               166.4       163.2       173.8       123.5       130.1       114.0        93.1        82.1
Statutory Reserve, Net of Reinsurance      16.5        17.1        18.5        15.0        15.8        15.0        14.1        13.8
GAAP Reserve, Net of Reinsurance            6.9         7.7        10.3         9.1         9.3         9.6         9.8        10.7
                                                                                                                         -----------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                                       December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
Investment Management Fees                         $      182.1     $      219.0     $      205.5     $      219.2     $      211.9
Mutual Funds - Ancillary Fees (1)                          40.5             38.3             35.5             38.7             47.1
Other Revenue                                               5.5              7.7              9.3             10.2             12.9
                                                  --------------   --------------   --------------   --------------   --------------
Total Revenues                                            228.1            265.0            250.3            268.1            271.9
                                                  --------------   --------------   --------------   --------------   --------------

Employment Expenses                                       103.9            132.6            129.6            134.9            123.3
Other Operating Expenses (1)                               86.4             85.9             86.7             93.4            103.0
Amortization of Intangibles                                33.2             33.8             33.2             32.5             49.0
Intangible Asset Impairments                               10.6                                               66.3
                                                  --------------   --------------   --------------   --------------   --------------
Total Operating Expenses                                  234.1            252.3            249.5            327.1            275.3
                                                  --------------   --------------   --------------   --------------   --------------

Management Income (Loss)                                   (6.0)            12.7               .8            (59.0)            (3.4)
Other Income - Net                                          2.2              1.7              2.5              1.0              1.6
Minority Interest                                          (6.7)           (14.3)           (12.0)           (11.9)            (6.9)
                                                  --------------   --------------   --------------   --------------   --------------
Segment Income (Loss), before income taxes                (10.5)              .1             (8.7)           (69.9)            (8.7)
Applicable Income taxes (Benefit)                          (4.7)             2.3             (3.3)            (6.0)             2.6
                                                  --------------   --------------   --------------   --------------   --------------
Segment Income (Loss)                              $       (5.8)    $       (2.2)    $       (5.4)    $      (63.9)    $      (11.3)
                                                  ==============   ==============   ==============   ==============   ==============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                           2004                                            2005
SEGMENT INCOME                       ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Investment Management Fees            $    57.3   $    54.4   $    52.6   $    54.7   $    49.5   $    46.6   $    46.8   $    39.3
Mutual Funds - Ancillary Fees (1)           9.7         9.5         9.4         9.8         9.8        10.1        10.3        10.4
Other Revenue                               2.8         2.2         1.4         1.3         1.3         1.7         1.4         1.1
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Revenues                             69.8        66.1        63.4        65.8        60.6        58.4        58.5        50.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Employment Expenses                        34.8        32.6        31.3        33.8        29.2        27.3        26.9        20.5
Other Operating Expenses (1)               23.3        22.0        20.6        20.1        21.9        21.3        21.6        21.8
Amortization of Intangibles                 8.3         8.3         8.5         8.7         8.4         8.3         8.3         8.1
Intangible Asset Impairments                                                                                       10.6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Operating Expenses                   66.4        62.9        60.4        62.6        59.5        56.9        67.4        50.4
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Management Income (Loss)                    3.4         3.2         3.0         3.2         1.1         1.5        (8.9)         .4
Other Income - Net                           .4          .3          .3          .6          .4          .6          .4          .8
Minority Interest                          (3.7)       (3.4)       (3.3)       (3.9)       (3.2)       (2.0)       (1.6)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Income (Loss), before
  income taxes                               .1          .1          .0         (.1)       (1.7)         .1       (10.1)        1.2
Applicable Income Taxes (Benefit)            .4          .0          .0         1.9         (.5)         .1        (4.5)         .2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Income (Loss)                 $    (0.3)  $     0.1   $     0.0   $    (2.0)  $    (1.2)  $    (0.0)  $    (5.6)  $     1.0
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                            $    1,760.3     $    2,109.9     $    2,268.3     $    4,421.1     $    2,721.8
Outflows                                               (5,722.8)        (5,203.0)        (2,656.6)        (2,716.4)        (2,546.4)
                                                  --------------   --------------   --------------   --------------   --------------
Net Flows                                              (3,962.5)        (3,093.1)          (388.3)         1,704.7            175.4
Performance                                               (62.5)           950.3          1,537.5         (3,278.2)        (3,545.8)
Other                                                    (158.1)                                           1,330.0
Acquisitions (Divestitures)                                                                                5,914.3            748.6
                                                  --------------   --------------   --------------   --------------   --------------
Change in Assets Under Management                      (4,183.1)        (2,142.8)         1,149.2          5,670.8         (2,621.8)
Beginning Balance                                      13,515.6         15,658.4         14,509.2          8,838.4         11,460.2
                                                  --------------   --------------   --------------   --------------   --------------
Ending Balance                                          9,332.5         13,515.6         15,658.4         14,509.2          8,838.4
                                                  --------------   --------------   --------------   --------------   --------------

MUTUAL FUNDS: (1)(2)
Inflows                                                 2,030.3          1,673.2          1,487.7          1,213.1          1,239.9
Outflows                                               (2,443.9)        (2,004.4)        (1,683.6)        (1,983.8)        (1,982.8)
                                                  --------------   --------------   --------------   --------------   --------------
Net Flows                                                (413.6)          (331.2)          (195.9)          (770.7)          (742.9)
Performance                                               184.1            805.8          1,590.7         (2,016.5)        (2,325.4)
Other                                                      91.6             76.7           (126.1)            47.9           (120.9)
                                                  --------------   --------------   --------------   --------------   --------------
Change in Assets Under Management                        (137.9)           551.3          1,268.7         (2,739.3)        (3,189.2)
Beginning Balance                                      12,285.1         11,733.8         10,465.1         13,204.4         16,393.6
                                                  --------------   --------------   --------------   --------------   --------------
Ending Balance                                         12,147.2         12,285.1         11,733.8         10,465.1         13,204.4
                                                  --------------   --------------   --------------   --------------   --------------

INSTITUTIONAL PRODUCTS: (1)(2)
Inflows                                                 6,547.4          2,886.7          3,231.8          4,612.6          5,409.4
Outflows                                               (7,757.0)        (6,048.4)        (3,808.4)        (4,875.4)        (4,234.0)
                                                  --------------   --------------   --------------   --------------   --------------
Net Flows                                              (1,209.6)        (3,161.7)          (576.6)          (262.8)         1,175.4
Performance                                               108.4          1,166.9          2,659.9         (2,568.4)        (1,383.3)
Other                                                     (63.4)           234.3            (76.0)        (1,496.2)           244.6
Acquisitions (Divestitures)                                                                                1,507.7            105.9
                                                  --------------   --------------   --------------   --------------   --------------
Change in Assets Under Management                      (1,164.6)        (1,760.5)         2,007.3         (2,819.7)           142.6
Beginning Balance                                      17,107.8         18,868.3         16,861.0         19,680.7         19,538.1
                                                  --------------   --------------   --------------   --------------   --------------
Ending Balance                                         15,943.2         17,107.8         18,868.3         16,861.0         19,680.7
                                                  --------------   --------------   --------------   --------------   --------------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL
  PRODUCTS: (1)
Inflows                                                10,338.0          6,669.8          6,987.8         10,246.8          9,371.1
Outflows                                              (15,923.7)       (13,255.8)        (8,148.6)        (9,575.6)        (8,763.2)
                                                  --------------   --------------   --------------   --------------   --------------
Net Flows                                              (5,585.7)        (6,586.0)        (1,160.8)           671.2            607.9
Performance                                               229.9          2,923.0          5,788.1         (7,863.1)        (7,254.5)
Other                                                    (129.8)           311.0           (202.1)          (118.3)           123.7
Acquisitions (Divestitures)                                                                                7,422.0            854.5
                                                  --------------   --------------   --------------   --------------   --------------
Change in Assets Under Management                      (5,485.6)        (3,352.0)         4,425.2            111.8         (5,668.4)
Beginning Balance                                      42,908.5         46,260.5         41,835.3         41,723.5         47,391.9
                                                  --------------   --------------   --------------   --------------   --------------
Ending Balance                                     $   37,422.9     $   42,908.5     $   46,260.5     $   41,835.3     $   41,723.5
                                                  ==============   ==============   ==============   ==============   ==============


Variable Product Change in Assets Under
  Management included in Institutional above       $     (342.3)    $      211.7     $      200.4     $     (686.5)    $     (734.7)
                                                  ==============   ==============   ==============   ==============   ==============

(1) Effective in 2004, closed-end mutual funds were reclassified from institutional products to mutual funds, and the general account assets of our life companies were removed. All prior periods have been revised to conform with the current presentation.
(2) Effective December 31, 2005, variable products were reclassified from mutual funds to institutional products.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                           2004                                            2005
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
PRIVATE CLIENT PRODUCTS:             ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
MANAGED ACCOUNTS:
Inflows                               $   649.8   $   457.8   $   646.2   $   356.1   $   508.1   $   446.0   $   488.6   $   317.6
Outflows                                 (927.3)   (1,162.9)   (1,175.1)   (1,937.7)   (1,499.8)   (1,192.8)   (1,406.0)   (1,624.2)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Flows                                (277.5)     (705.1)     (528.9)   (1,581.6)     (991.7)     (746.8)     (917.4)   (1,306.6)
Performance                               315.9       131.1      (708.6)    1,211.9      (527.9)       55.2       126.2       284.0
Other                                                                                                (421.4)      263.3
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Change in Assets Under Management          38.4      (574.0)   (1,237.5)     (369.7)   (1,519.6)   (1,113.0)     (527.9)   (1,022.6)
Beginning Balance                      15,658.4    15,696.8    15,122.8    13,885.3    13,515.6    11,996.0    10,883.0    10,355.1
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Ending Balance                         15,696.8    15,122.8    13,885.3    13,515.6    11,996.0    10,883.0    10,355.1     9,332.5
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MUTUAL FUNDS: (1)(2)
Inflows                                   537.9       357.3       316.0       461.9       515.3       535.2       559.2       420.7
Outflows                                 (488.9)     (592.8)     (400.9)     (521.8)     (702.0)     (527.7)     (568.1)     (646.4)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Flows                                  49.0      (235.5)      (84.9)      (59.9)     (186.7)        7.5        (8.9)     (225.7)
Performance                               299.2      (261.9)       12.2       756.7      (310.2)      340.2       134.0        20.1
Other                                     (30.1)      (29.9)      (10.0)      146.6         6.8       133.0        (1.9)      (46.2)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Change in Assets Under Management         318.1      (527.3)      (82.7)      843.4      (490.1)      480.7       123.2      (251.8)
Beginning Balance                      11,733.7    12,051.8    11,524.5    11,441.8    12,285.2    11,795.1    12,275.8    12,399.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Ending Balance                         12,051.8    11,524.5    11,441.8    12,285.2    11,795.1    12,275.8    12,399.0    12,147.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

INSTITUTIONAL PRODUCTS: (1)(2)
Inflows                                   671.4       943.0       847.1       425.3     4,037.7       470.5       386.1     1,653.1
Outflows                                 (882.7)   (2,793.6)     (997.3)   (1,374.8)   (1,404.6)   (1,526.9)   (2,925.4)   (1,899.9)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Flows                                (211.3)   (1,850.6)     (150.2)     (949.5)    2,633.1    (1,056.4)   (2,539.3)     (246.8)
Performance                               284.1      (176.1)      123.4       935.1      (291.5)      401.9      (130.4)      128.3
Other                                     (33.8)      114.4        25.7       128.1       (15.5)      371.1      (394.8)      (24.2)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Change in Assets Under Management          39.0    (1,912.3)       (1.1)      113.7     2,326.1      (283.4)   (3,064.5)     (142.7)
Beginning Balance                      18,868.4    18,907.4    16,995.1    16,994.0    17,107.7    19,433.8    19,150.4    16,085.9
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Ending Balance                         18,907.4    16,995.1    16,994.0    17,107.7    19,433.8    19,150.4    16,085.9    15,943.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

TOTAL PRIVATE CLIENT AND
  INSTITUTIONAL PRODUCTS: (1)
Inflows                                 1,859.1     1,758.1     1,809.3     1,243.4     5,061.1     1,451.7     1,433.9     2,391.4
Outflows                               (2,298.9)   (4,549.3)   (2,573.3)   (3,834.3)   (3,606.4)   (3,247.4)   (4,899.5)   (4,170.4)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Flows                                (439.8)   (2,791.2)     (764.0)   (2,590.9)    1,454.7    (1,795.7)   (3,465.6)   (1,779.0)
Performance                               899.2      (306.9)     (573.0)    2,903.7    (1,129.6)      797.3       129.8       432.4
Other                                     (63.9)       84.5        15.7       274.7        (8.7)       82.7      (133.4)      (70.5)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Change in Assets Under Management         395.5    (3,013.6)   (1,321.3)      587.4       316.4      (915.7)   (3,469.2)   (1,417.1)
Beginning Balance                      46,260.5    46,656.0    43,642.4    42,321.1    42,908.5    43,224.9    42,309.2    38,840.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Ending Balance                        $46,656.0   $43,642.4   $42,321.1   $42,908.5   $43,224.9   $42,309.2   $38,840.0   $37,422.9
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Variable Product Change in Assets
  Under Management included in
  Institutional above                 $    10.8   $    (4.9)  $   (39.0)  $   244.7   $  (132.1)  $   (45.7)  $  (119.2)  $   (45.3)
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) Effective in 2004, closed-end mutual funds were reclassified from institutional products to mutual funds, and the general account assets of our life companies were removed. All prior periods have been revised to conform with the current presentation.
(2) Effective December 31, 2005, variable products were reclassified from mutual funds to institutional products. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
SEGMENT INCOME
Operating Gain (Loss)                              $        3.4     $       (1.8)    $       (5.8)    $       (7.4)    $       (7.3)
Realized Gains (Losses) on Cash and
  Stock Distributions                                      22.0              7.4              4.9             (4.7)            26.2
Change in Unrealized Gains on
  Investments Held in Partnerships                        (10.6)            13.7             37.1            (47.2)          (178.5)
                                                  --------------   --------------   --------------   --------------   --------------
Equity in Partnership Earnings,
  before income taxes                                      14.8             19.3             36.2            (59.3)          (159.6)
Applicable Income Taxes (Benefit)                           5.2              6.7             12.7            (20.7)           (55.9)
                                                  --------------   --------------   --------------   --------------   --------------
Segment Income (Loss)                              $        9.6     $       12.6     $       23.5     $      (38.6)    $     (103.7)
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS

Contributions (Dollars Invested)                   $       27.6     $       37.7     $       31.0     $       42.2     $       47.0
Equity In Earnings (Losses) of Partnerships                14.8             19.3             36.2            (59.3)          (159.6)
Distributions                                             (68.2)           (50.4)           (32.2)           (41.8)           (63.0)
Sale of Partnership Interests and Transfer
  to Closed Block                                         (91.5)                            (52.2)
Realized Loss on Sale of Partnership Interests
  and Transfer to Closed Block                            (13.9)                            (14.3)            (5.0)
                                                  --------------   --------------   --------------   --------------   --------------
Change in Venture Capital Investments                    (131.2)             6.6            (31.5)           (63.9)          (175.6)
Beginning Balance                                         202.9            196.3            227.8            291.7            467.3
                                                  --------------   --------------   --------------   --------------   --------------
Ending Balance                                     $       71.7     $      202.9     $      196.3     $      227.8     $      291.7
                                                  ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                           2004                                            2005
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
SEGMENT INCOME                       ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Operating Gain (Loss)                 $    (0.7)  $    (1.4)  $     0.2   $     0.2   $    10.9   $    (3.7)  $    (2.9)  $    (0.8)
Realized Gains (Losses)
  on Cash and Stock
  Distributions                            (3.4)        2.4         5.4         3.0          .2         7.7        11.3         2.7
Change in Unrealized Gains
  on Investments Held in
  Partnerships                             15.7         3.4        (9.5)        4.0       (13.3)       (1.3)        4.3         (.3)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Equity in Partnership
  Earnings, before income
  taxes                                    11.6         4.4        (3.9)        7.2        (2.2)        2.7        12.7         1.6
Applicable Income Taxes
  (Benefit)                                 4.1         1.6        (1.4)        2.5         (.8)        1.0         4.4          .6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Income (Loss)                 $     7.5   $     2.9   $    (2.5)  $     4.7   $    (1.4)  $     1.7   $     8.3   $     1.0
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS

Contributions
  (Dollars Invested)                  $     7.9   $    12.6   $     8.5   $     8.7   $     9.5   $     4.2   $     6.3   $     7.6
Equity In Earnings
  (Losses) of Partnerships                 11.6         4.4        (3.9)        7.2        (2.2)        2.7        12.7         1.6
Distributions                             (13.6)      (13.0)      (12.9)      (10.9)      (13.0)      (14.6)      (24.2)      (16.4)
Sale of Partnership Interests                                                                                                 (91.5)
Realized Loss on Sale of
  Partnership Interests                                                                                                       (13.9)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Change in Venture Capital
  Investments                               5.9         4.0        (8.3)        5.0        (5.7)       (7.7)       (5.2)     (112.6)
Beginning Balance                         196.3       202.2       206.2       197.9       202.9       197.2       189.5       184.3
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Ending Balance                        $   202.2   $   206.2   $   197.9   $   202.9   $   197.2   $   189.5   $   184.3   $    71.7
                                     =========== =========== =========== =========== =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                                       December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
Corporate Investment Income                        $        0.6     $        0.4     $        4.3     $        1.5     $        7.2
Interest Expense on Indebtedness                          (46.6)           (40.8)           (39.6)           (31.4)           (27.3)
Corporate Expenses                                        (24.3)           (18.9)           (11.0)           (10.4)           (19.9)
Other                                                        .7               .2             (1.5)              .3              5.3
                                                  --------------   --------------   --------------   --------------   --------------
Segment Loss, Before Income Taxes                         (69.6)           (59.1)           (47.8)           (40.0)           (34.7)
Applicable Income Tax Benefit                             (26.3)           (22.9)           (18.8)           (29.8)           (20.9)
                                                  --------------   --------------   --------------   --------------   --------------
Segment Loss                                       $      (43.3)    $      (36.2)    $      (29.0)    $      (10.2)    $      (13.8)
                                                  ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                           2004                                            2005
SEGMENT INCOME                       ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Corporate Investment Income (Loss)    $     0.9   $    (0.4)                          $     0.1   $     0.1               $     0.4
Interest Expense on Indebtedness           (9.8)       (9.9)  $   (10.1)  $   (11.0)      (11.1)      (11.4)  $   (11.7)      (12.4)
Corporate Expenses                         (3.9)       (4.3)       (5.1)       (5.6)       (5.8)       (5.2)       (6.8)       (6.5)
Other                                        .1        (1.4)        (.7)        2.2          .5          .1         (.2)         .3
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Loss, Before Income Taxes         (12.7)      (16.0)      (15.9)      (14.4)      (16.3)      (16.4)      (18.7)      (18.2)
Applicable Income Tax Benefit              (4.4)       (6.0)       (5.2)       (7.4)       (5.7)       (5.9)       (6.1)       (8.6)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Loss                          $    (8.3)  $   (10.0)  $   (10.7)  $    (7.0)  $   (10.6)  $   (10.5)  $   (12.6)  $    (9.6)
                                     =========== =========== =========== =========== =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
REVENUES
Premiums                                           $      928.7     $      990.6     $    1,042.2     $    1,082.0     $    1,112.7
Insurance and Investment Product Fees                     514.7            534.9            500.9            493.8            469.7
Broker-dealer commission and
  distribution fee revenues                                28.7             56.9             81.5             85.0             96.3
Net Investment Income                                   1,102.6          1,075.7          1,107.4            940.5            882.9
Unrealized Gain on Trading Equity
  Securities                                                                85.9
Net Realized Investment Gains (Losses)                     34.2              (.8)           (98.5)          (133.9)           (84.9)
                                                  --------------   --------------   --------------   --------------   --------------
Total Revenues                                          2,608.9          2,743.2          2,633.5          2,467.4          2,476.7
                                                  --------------   --------------   --------------   --------------   --------------

BENEFITS AND EXPENSES

Policy Benefits and Increase in
  Policy Liabilities                                    1,376.7          1,422.2          1,454.0          1,436.1          1,406.7
Policyholder Dividends                                    364.4            404.7            418.8            401.8            400.1
Policy Acquisition Cost Amortization                      132.1            110.2             94.1             59.2            133.0
Intangible Asset Impairments                               10.6                                               66.3
Intangible Asset Amortization                              33.8             33.8             33.2             32.5             49.4
Interest Expense on Indebtedness                           46.6             40.8             39.6             31.4             27.3
Interest Expense on Non-recourse
  Collateralized Obligations                               29.4             33.6             48.9             30.5             42.3
Demutualization Expenses                                                                                                       25.9
Other Operating Expenses                                  477.9            560.7            565.1            613.2            654.1
                                                  --------------   --------------   --------------   --------------   --------------
Total Expenses                                          2,471.5          2,606.0          2,653.7          2,671.0          2,738.8
                                                  --------------   --------------   --------------   --------------   --------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority Interest
  and equity in undistributed earnings
  (losses) of affiliates                                  137.4            137.2            (20.2)          (203.6)          (262.1)
Applicable Income Taxes (Benefit)                          27.7             40.5            (18.3)           (58.8)          (108.7)
                                                  --------------   --------------   --------------   --------------   --------------
Income (Loss) from Continuing Operations
  before Minority Interest
  and equity in undistributed earnings
  (losses) of affiliates                                  109.7             96.7             (1.9)          (144.8)          (153.4)
Minority Interest in Net Income of
  Subsidiaries                                              (.6)                              (.4)             (.5)             (.3)
Equity in undistributed earnings
  (losses) of affiliates                                                   (10.4)            (1.8)             4.6              6.4
                                                  --------------   --------------   --------------   --------------   --------------

Income (Loss) from Continuing Operations                  109.1             86.3             (4.1)          (140.7)          (147.3)
Discontinued Operations
  Income (Loss) from Discontinued Operations                (.7)              .1             (2.1)            (1.3)            (2.5)
                                                  --------------   --------------   --------------   --------------   --------------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                                      108.4             86.4             (6.2)          (142.0)          (149.8)

Cumulative Effect of Accounting Changes:
  Goodwill and Other Intangible Assets                                                                      (130.3)
  Venture Capital Partnerships                                                                                                (48.8)
  Securitized Financial Instruments                                                                                           (20.5)
  Derivative Financial Instruments                                                                                              3.9
                                                  --------------   --------------   --------------   --------------   --------------
Net Income (Loss)                                  $      108.4     $       86.4     $       (6.2)    $     (272.3)    $     (215.2)
                                                  ==============   ==============   ==============   ==============   ==============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                           2004                                            2005
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

REVENUES

Premiums                              $   232.7   $   238.2   $   268.8     $ 250.9   $   226.8   $   229.1   $   236.6   $   236.2
Insurance and Investment
  Product Fees                            136.1       134.0       130.1       134.7       129.0       127.4       127.0       131.3
Broker-dealer commission
  and distribution fee
  revenues                                 24.3        20.2         5.7         6.7         6.8         7.1         7.5         7.3
Net Investment Income                     277.7       259.3       265.0       273.7       268.7       268.1       284.1       281.7
Unrealized Gain on Trading
  Equity Securities                                                            85.9
Net Realized Investment
  Gains (Losses)                            2.5        14.4        (9.1)       (8.6)      (17.9)       (7.8)        2.2        57.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Revenues                            673.3       666.1       660.5       743.3       613.4       623.9       657.4       714.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

BENEFITS AND EXPENSES

Policy Benefits and
  Increase in Policy
  Liabilities                             345.6       341.3       373.3       362.0       343.3       340.0       344.4       349.0
Policyholder Dividends                    105.9       105.3        98.6        94.9        83.8        83.4        98.6        98.6
Policy Acquisition Cost
  Amortization                             22.6        23.1        30.6        33.9        28.2         9.9        29.0        65.0
Intangible Asset Impairments                                                                                       10.6
Intangible Asset Amortization               8.3         8.3         8.5         8.7         8.4         8.8         8.4         8.2
Interest Expense on
  Indebtedness                              9.8         9.9        10.1        11.0        11.1        11.4        11.7        12.4
Interest Expense on
  Non-recourse
  Collateralized Obligations                8.9         7.5         9.1         8.1         8.9        10.3         5.5         4.7
Other Operating Expenses                  149.1       150.2       123.9       137.5       117.3       127.3       119.8       113.6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Expenses                            650.2       645.6       654.1       656.1       600.9       591.1       628.0       651.5
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Income from Continuing
  Operations before
  Income Taxes, Minority
  Interest and equity in
  undistributed earnings
  (losses) of affiliates                   23.1        20.5         6.4        87.2        12.5        32.8        29.4        62.7
Applicable Income Taxes
  (Benefit)                                 7.1         6.2         (.6)       27.8         2.8        10.2         2.2        12.5
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Income (Loss) from
  Continuing Operations
  before Minority Interest
  and equity in
  undistributed earnings
  (losses) of affiliates                   16.0        14.3         7.0        59.4         9.7        22.6        27.2        50.2
Minority Interest in Net
  Income of Subsidiaries                                                                    (.3)        (.2)        (.1)
Equity in undistributed
  earnings (loss) of
  affiliates                                 .3          .3          .1       (11.1)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Income from Continuing Operations          16.3        14.6         7.1        48.3         9.4        22.4        27.1        50.2
Income (Loss) from
  Discontinued Operations                    .3         (.2)                                                       (0.7)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Income                            $    16.6   $    14.4   $     7.1   $    48.3   $     9.4   $    22.4   $    26.4   $    50.2
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FOURTH QUARTER 2005 INCOME STATEMENT
Fourth Quarter 2005 (unaudited)
($ in millions)

Year-to-Date December 31, 2005
                                                                                                        Exclusions from
                                                Operating Segments         Other Segments               Segment Income
                                             ------------------------  ----------------------  ------------------------------------
                                                Life                               Corporate    Realized                  Intra-
                                                  &         Asset       Venture        &       Investment                Segment
                              Consolidated     Annuity    Management    Capital      Other       Losses      Other     Eliminations
                              -------------  -----------  -----------  ----------  ----------  ----------  ----------  ------------
REVENUES
Premiums                        $    928.7    $   928.7
Insurance and Investment
  Product Fees                       514.7        319.9    $   199.9                $   (0.1)                           $     (5.0)
Broker-dealer commission
  and distribution fee
  revenues                            28.7                      28.7
Net Investment Income              1,102.6      1,027.7          1.6    $   14.8        44.1                                  14.4
Net Realized Investment
  Gains                               34.2                                                      $   34.2
                              -------------  -----------  -----------  ----------  ----------  ----------  ----------  ------------
    Total Revenues                 2,608.9      2,276.3        230.2        14.8        44.0        34.2                       9.4
                              -------------  -----------  -----------  ----------  ----------  ----------  ----------  ------------

BENEFITS AND EXPENSES
Policy Benefits and
  Increase in Policy
  Liabilities                      1,376.7      1,369.2                                  7.5
Policyholder Dividends               364.4        376.8                                            (12.4)
Policy Acquisition Cost
  Amortization                       132.1        114.5                                             17.6
Intangible Asset
  Impairments                         10.6                      10.6
Intangible Asset
  Amortization                        33.8                      33.2                                        $    0.6
Interest Expense on
  Indebtedness                        46.6                                              46.6
Interest Expense on
  Non-recourse
  Collateralized
  Obligations                         29.4                                              29.4
Other Operating Expenses             477.9        223.3        196.9                    30.1                    18.2           9.4
                              -------------  -----------  -----------  ----------  ----------  ----------  ----------  ------------
    Total Expenses                 2,471.5      2,083.8        240.7                   113.6         5.2        18.8           9.4
                              -------------  -----------  -----------  ----------  ----------  ----------  ----------  ------------
Income (Loss) from
  Continuing Operations
  before Income Taxes,
  Minority Interest and
  equity in undistributed
  earnings (losses) of
  affiliates                         137.4        192.5        (10.5)       14.8       (69.6)       29.0       (18.8)           .0
Applicable Income Taxes
  (Benefit)                           27.7         51.3         (4.7)        5.2       (26.3)        9.2        (7.0)
                              -------------  -----------  -----------  ----------  ----------  ----------  ----------  ------------
Income (Loss) from
  Continuing Operations
  before Minority Interest
  and equity in
  undistributed earnings
  (losses) of affiliates             109.7        141.2         (5.8)        9.6       (43.3)       19.8       (11.8)           .0
Minority Interest in Net Income
   of Subsidiaries                     (.6)                                                                      (.6)
                              -------------  -----------  -----------  ----------  ----------  ----------  ----------  ------------
Income (Loss) from
  Continuing Operations        $     109.1    $   141.2    $    (5.8)   $    9.6    $  (43.3)   $   19.8    $  (12.4)   $      0.0
                              =============  ===========  ===========  ==========  ==========  ==========  ==========  ============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Fourth Quarter 2005 (unaudited)
($ in millions, except par value)

                                                                                    December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------
ASSETS:

Available-for-Sale Debt Securities,
  at fair value                                    $   13,404.6     $   13,476.3     $   13,273.0     $   11,889.5     $    9,774.1
Available-for-Sale Equity Securities,
  at fair value                                           181.8            304.3            312.0            385.9            287.7
Trading Equity Securities, at fair value                                    87.3
Mortgage Loans, at unpaid principal balances              128.6            207.9            284.1            468.8            535.8
Policy Loans, at unpaid principal balances              2,245.0          2,196.7          2,241.4          2,195.9          2,172.2
Venture Capital Partnerships, at equity in
  net assets                                              145.1            255.3            234.9            228.6            291.7
Affiliate Equity and Debt Securities,
  at cost plus equity in undistributed
  earnings                                                                                   47.5            134.7            150.6
Other Investments                                         310.6            371.8            402.0            398.9            376.0
                                                  --------------   --------------   --------------   --------------   --------------
                                                       16,415.7         16,899.6         16,794.9         15,702.3         13,588.1
Available-for-Sale Investments Pledged as
  Collateral, at fair value                               304.4          1,278.8          1,350.0          1,358.7            550.6
                                                  --------------   --------------   --------------   --------------   --------------
       Total Investments                               16,720.1         18,178.4         18,144.9         17,061.0         14,138.7
Cash and Cash Equivalents                                 301.5            435.0            447.9          1,110.5            823.3
Deferred Policy Acquisition Costs                       1,556.0          1,429.9          1,367.7          1,234.1          1,123.7
Goodwill and Other Intangible Assets                      763.6            735.6            755.0            747.7            858.6
Other Assets                                              652.8            633.4            760.5            711.4            566.1
Separate Account Assets                                 7,722.2          6,950.3          6,083.2          4,371.2          5,025.2
                                                  --------------   --------------   --------------   --------------   --------------
    Total Assets                                   $   27,716.2     $   28,362.6     $   27,559.2     $   25,235.9     $   22,535.6
                                                  ==============   ==============   ==============   ==============   ==============

LIABILITIES:
Policy Liabilities and Accruals                    $   13,246.2     $   13,132.3     $   13,088.6     $   12,680.0     $   11,846.4
Policyholder Deposit Funds                              3,060.7          3,492.4          3,642.7          3,395.7          1,515.2
Indebtedness                                              751.9            690.8            639.0            644.3            599.3
Stock Purchase Contracts                                                   131.9            128.8            137.6
Other Liabilities                                         538.2            587.3            557.1            570.8            614.1
Non-recourse Collateralized Debt
  Obligation Liabilities                                  389.9          1,355.2          1,472.0          1,609.5            632.7
Separate Account Liabilities                            7,722.2          6,950.3          6,083.2          4,371.2          5,020.1
                                                  --------------   --------------   --------------   --------------   --------------
    Total Liabilities and minority interest            25,709.1         26,340.2         25,611.4         23,409.1         20,227.8
                                                  --------------   --------------   --------------   --------------   --------------
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion
  shares authorized; 95,114,299 shares
  outstanding (December 31, 2005)                           1.1              1.0              1.0              1.0              1.0
Additional paid in capital                              2,440.3          2,435.2          2,431.4          2,424.4          2,413.3
Deferred Compensation on Restricted
  Stock Units                                              (2.7)            (3.6)            (3.6)
Accumulated Earnings (Deficit)                           (193.1)          (285.6)          (355.3)          (331.4)           (43.3)
Treasury stock, at cost: 11,313,564 shares
   (December 31,2005)                                    (179.5)          (182.6)          (189.4)          (195.7)           (66.0)
Accumulated Other Comprehensive Income (Loss)             (59.0)            58.0             63.7            (71.5)             2.8
                                                  --------------   --------------   --------------   --------------   --------------
    Total Stockholders' Equity                          2,007.1          2,022.4          1,947.8          1,826.8          2,307.8
                                                  --------------   --------------   --------------   --------------   --------------
    Total Liabilities, Minority Interest
      and Stockholders' Equity                     $   27,716.2     $   28,362.6     $   27,559.2     $   25,235.9     $   22,535.6
                                                  ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                 Total Debt Securities       Public Debt Securities     Private Debt Securities
                                                 12/31/05      12/31/04      12/31/05      12/31/04     12/31/05      12/31/04
                                               ------------  ------------  ------------  ------------  -----------  ------------
DEBT SECURITIES BY CREDIT QUALITY
(CARRYING VALUE)

AAA/AA/A                                        $  8,625.0    $  8,668.9    $  7,089.4    $  7,123.2    $ 1,535.6    $  1,545.7
BBB                                                3,795.3       3,733.3       2,487.4       2,493.6      1,307.9       1,239.7
                                               ------------  ------------  ------------  ------------  -----------  ------------
    Total Investment Grade                        12,420.3      12,402.2       9,576.8       9,616.8      2,843.5       2,785.4
BB                                                   753.0         814.6         647.5         698.6        105.5         116.0
B                                                    168.3         150.9         120.8          97.3         47.5          53.6
CCC and Lower                                         43.6          68.9          28.0          51.1         15.6          17.8
In or Near Default                                    19.4          39.7          14.6          36.1          4.8           3.6
                                               ------------  ------------  ------------  ------------  -----------  ------------
    Total Debt Securities                       $ 13,404.6    $ 13,476.3    $ 10,387.7    $ 10,499.9    $ 3,016.9    $  2,976.4
                                               ============  ============  ============  ============  ===========  ============

% Below Investment Grade                              7.3%          8.0%          7.8%          8.4%         5.7%          6.4%

--------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT AND
  EQUITY SECURITIES
As of December 31, 2005                                  Total                 Outside Closed Block          Closed Block
                                               --------------------------  --------------------------  -------------------------
                                                   Gains        Losses        Gains         Losses        Gains        Losses
                                               ------------  ------------  ------------  ------------  -----------  ------------
Total Debt Securities                           $    416.0    $   (144.3)   $    113.2    $    (85.1)   $   302.8    $    (59.2)
Equity Securities                                    114.0          (2.0)         99.3          (0.7)        14.7          (1.3)
                                               ------------  ------------  ------------  ------------  -----------  ------------
    Total Unrealized Gains (Losses)                  530.0        (146.3)        212.5         (85.8)       317.5         (60.5)
                                               ------------  ------------  ------------  ------------  -----------  ------------

Applicable Policyholder Dividend Obligation          317.5         (60.5)                                   317.5         (60.5)
Applicable Deferred Acquisition Cost (Credit)         68.3         (50.7)         68.3         (50.7)
Applicable Deferred Income Tax (Benefit)              50.5         (12.3)         50.5         (12.3)
                                               ------------  ------------  ------------  ------------  -----------  ------------
Total Offsets to Net Unrealized Gains
  (Losses)                                           436.3        (123.5)        118.8         (63.0)       317.5         (60.5)
                                               ------------  ------------  ------------  ------------  -----------  ------------
    Net Unrealized Gains (Losses)               $     93.7    $    (22.8)   $     93.7    $    (22.8)   $     0.0    $      0.0
                                               ============  ============  ============  ============  ===========  ============
                                                $     70.9                  $     70.9                  $     0.0
                                               ============                ============                ===========






(1)  Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Fourth Quarter 2005 (Quarters unaudited)
($ in millions)

                                                                                          December 31,
                                                                   ---------------------------------------------------------
Quarters ended                                                         2005           2004           2003           2002
                                                                   ------------   ------------   ------------   ------------

GAAP NET INVESTMENT INCOME

Debt Securities                                                     $    804.6     $    772.1     $    765.5     $    730.8
Equity Securities                                                          7.5            4.5            4.6            4.2
Mortgages                                                                 20.2           22.5           32.6           40.4
Policy Loans                                                             165.8          167.1          171.7          171.8
Venture Capital                                                           23.8           25.5           49.1          (59.3)
Cash & Cash Equivalents                                                    7.6            4.9            7.0           11.9
Other (2)                                                                 47.8           48.8           35.0           18.9
                                                                   ------------   ------------   ------------   ------------
Total Cash and Invested Assets                                         1,077.3        1,045.4        1,065.5          918.7
                                                                   ------------   ------------   ------------   ------------

Investment Expenses                                                        8.6            9.8           10.0            9.2
                                                                   ------------   ------------   ------------   ------------
Total Net Investment Income                                         $  1,068.7     $  1,035.6     $  1,055.5     $    909.5
                                                                   ============   ============   ============   ============

ANNUALIZED YIELDS
Debt Securities                                                            6.0%           5.9%           6.0%           6.3%
Equity Securities                                                          4.0%           1.3%           1.4%           1.3%
Mortgages                                                                 10.2%          11.0%          11.2%           8.8%
Policy Loans                                                               7.7%           7.9%           8.0%           8.2%
Venture Capital                                                            5.4%          10.8%          23.0%         -22.8%
Cash & Cash Equivalents                                                    1.7%           1.1%           1.3%           1.4%
Other (2)                                                                  6.4%          13.0%          10.5%           3.6%
                                                                   ------------   ------------   ------------   ------------
Total Cash and Invested Assets                                             6.1%           6.2%           6.4%           5.7%
                                                                   ------------   ------------   ------------   ------------

Investment Expenses                                                        0.0%           0.2%           0.1%           0.1%
                                                                   ------------   ------------   ------------   ------------
Total Net Investment Income                                                6.1%           6.1%           6.6%           5.6%
                                                                   ============   ============   ============   ============


(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Fourth Quarter 2005 (Quarters unaudited)
($ in millions)

Quarters ended                                            2004                                            2005
                                     ----------------------------------------------- -----------------------------------------------
                                        March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

GAAP NET INVESTMENT INCOME
Debt Securities                       $   191.7   $   191.8   $   192.4   $   196.2   $   197.3   $   199.4   $   201.0   $   206.9
Equity Securities                            .4         1.6         1.1         1.4         2.1         3.0         1.6          .8
Mortgages                                   5.9         5.4         5.9         5.3         6.4         4.2         3.9         5.7
Policy Loans                               42.2        41.7        42.3        40.9        40.7        40.6        42.2        42.3
Venture Capital                            17.6         1.8        (3.7)        9.8        (2.8)        3.3        16.5         6.8
Cash & Cash Equivalents                      .7         1.0         1.4         1.8         1.7         1.8         1.6         2.5
Other (2)                                   9.6        11.0        17.3         9.9        15.5         5.3        13.0        14.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Cash and Invested Assets            268.1       254.3       256.7       265.3       260.9       257.6       279.8       279.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Investment Expenses                         2.8         1.9         2.4         2.7         3.1         2.0         1.3         2.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Net Investment Income           $   265.3   $   252.4   $   254.3   $   262.6   $  257.8    $   255.6   $   278.5   $   276.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

ANNUALIZED YIELDS
Debt Securities                            5.9%        5.9%        6.0%        6.0%        6.0%        6.0%        6.1%        6.3%
Equity Securities                          0.5%        2.0%        1.4%        1.6%        2.3%        4.0%        2.2%        1.3%
Mortgages                                  8.9%        8.5%       10.3%       10.3%       14.1%       10.2%       10.3%       17.5%
Policy Loans                               7.9%        7.7%        7.9%        7.7%        7.8%        7.7%        7.9%        7.9%
Venture Capital                           34.0%        2.9%       -5.8%       17.0%       -4.3%        5.4%       30.0%       14.7%
Cash & Cash Equivalents                    0.7%        0.8%        1.0%        1.6%        1.7%        1.7%        2.8%        6.9%
Other (2)                                 10.7%        9.9%       17.1%       10.4%       19.7%        6.4%       16.6%       19.5%
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Cash and Invested Assets             6.4%        6.0%        6.2%        6.3%        6.3%        6.1%        6.8%        6.9%
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Investment Expenses                        0.1%        0.1%        0.2%        0.2%        0.1%        0.0%        0.0%        0.1%
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Net Investment Income                6.3%        5.9%        6.0%        6.2%        6.2%        6.1%        6.7%        6.8%
                                     =========== =========== =========== =========== =========== =========== =========== ===========


(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                                                    December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                                  --------------   --------------   --------------   --------------   --------------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                          $      (31.2)    $      (15.5)    $      (76.1)    $     (114.3)    $      (46.1)
Equity Security Impairments                                (2.1)            (1.5)            (4.3)            (9.8)
Mortgage Loan Impairments                                   (.8)                             (4.1)             (.6)            (6.1)
Affiliated Equity Securities                                               (12.6)           (96.9)
Venture Capital Partnerships Impairments                                                     (4.6)            (5.1)
Real Estate Impairments                                                                      (6.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                                   (1.2)           (16.6)            (8.3)           (34.9)           (39.0)
Other Invested Asset Impairments                                            (3.3)            (9.9)           (22.0)            (3.7)
                                                  --------------   --------------   --------------   --------------   --------------
    Total Impairment Losses                               (35.3)           (49.5)          (210.8)          (186.7)           (94.9)
                                                  --------------   --------------   --------------   --------------   --------------
Debt Security Net Transaction
  Gains (Losses)                                          (18.0)            28.4             64.7             48.4             21.7
Equity Security Net Transaction
  Gains (Losses)                                            2.9             14.6             49.2              2.1             (8.8)
Venture Capital Net Investment
  Gains (Losses)                                          (13.9)                             (9.7)
Mortgage Loan Net Transaction
  Gains (Losses)                                            3.7               .2             (1.3)              .2              7.1
Real Estate Net Transaction
  Gains (Losses)                                            (.6)             (.8)             (.2)             4.0             (2.5)
Settlement of HRH Stock
  Purchase Contracts                                       96.0
Other Invested Asset Net Transactions
  Gains (Losses)                                           (3.1)             6.3              9.6             (1.9)            (7.5)
Debt and Equity Securities Pledged as
  Collateral                                                2.5
                                                  --------------   --------------   --------------   --------------   --------------
Total Net Transactions Gains (Losses)                      69.5             48.7            112.3             52.8             10.0
                                                  --------------   --------------   --------------   --------------   --------------
Net Realized Investment Gains (Losses)                     34.2              (.8)           (98.5)          (133.9)           (84.9)
                                                  ==============   ==============   ==============   ==============   ==============

Closed Block Applicable PDO (Reduction)                   (12.4)             3.7             (5.9)           (40.3)           (15.4)
Applicable Deferred Acquisition
  Costs (Credit)                                           17.6              (.4)            (4.1)            (7.2)            10.5
Applicable Deferred Income Tax (Credit)                     9.2              3.1            (35.6)           (20.8)           (24.5)
                                                  --------------   --------------   --------------   --------------   --------------
Net Realized Investment (Losses) Included
  in Net Income (1)                                $      (19.8)    $       (7.2)    $      (52.9)    $      (65.6)    $      (55.5)
                                                  ==============   ==============   ==============   ==============   ==============

(1) Includes realized losses on our equity interest in Aberdeen of $7.0 million in 2005 and $55.0 million in 2003, respectively.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Fourth Quarter 2005 (unaudited)
($ in millions)

                                                         2004                                            2005
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March        June     September    December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

REALIZED INVESTMENT GAINS
  AND LOSSES

Debt Security Impairments             $    (2.8)  $    (1.2)  $    (4.6)  $    (6.9)  $   (12.2)  $    (8.5)  $    (4.3)  $    (6.2)
Equity Security Impairments                                                    (1.5)                                           (2.1)
Mortgage Loan Impairments                                                                               (.8)
Affiliated Equity Securities                                                  (12.6)
Debt and Equity Securities
  Pledged as Collateral
  Impairments                              (4.7)       (3.6)       (8.3)                    (.3)        (.7)        (.2)
Other Invested Asset
  Impairments                              (3.3)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total Impairment Losses               (10.8)       (4.8)      (12.9)      (21.0)      (12.5)      (10.0)       (4.5)       (8.3)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Debt Security Net
  Transaction Gains (Losses)                7.0         6.1         3.7        11.6        (7.2)         .1        (2.6)       (8.3)
Equity Security Net
  Transaction Gains (Losses)                2.2         9.5          .2         2.7        (1.0)         .4         2.4         1.1
VC Net Investment
  Gains (Losses)                                                                                                              (13.9)
Mortgage Loan Net
  Transaction Gains (Losses)                 .2                                             3.7
Real Estate Net
  Transaction Gains (Losses)                            (.6)                    (.2)        (.3)        (.3)        (.2)         .2
Settlement of HRH Stock
  Purchase Contracts                                                                                                           96.0
Other Invested Asset Net
  Transactions Gains (Losses)               3.9         4.2         (.1)       (1.7)       (1.3)        2.5         6.0       (10.3)
Debt and Equity Securities
  Pledged as Collateral                                                                      .7         (.5)        1.1         1.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Net Transactions
  Gains (Losses)                           13.3        19.2         3.8        12.4        (5.4)        2.2         6.7        66.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Realized Investment
  Gains (Losses)                            2.5        14.4        (9.1)       (8.6)      (17.9)       (7.8)        2.2        57.7
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Closed Block Applicable
  PDO (Reduction)                            .1         7.2        (2.5)       (1.1)       (4.4)       (6.7)        4.2        (5.5)
Applicable Deferred
  Acquisition Costs (Credit)                 .4        (1.2)        (.1)         .5        (4.8)        1.0        (4.5)       25.9
Applicable Deferred Income
  Tax (Credit)                              1.2         4.2         2.0        (4.3)       (3.2)        (.3)         .5        12.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net Realized Investment
  Gains (Losses) Included
  in Net Income (1)                   $     0.8   $     4.2   $    (8.5)  $    (3.7)  $    (5.5)  $    (1.8)  $     2.0   $    25.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) Includes realized losses of $7.0 million for March 2005 related to our equity interest in Aberdeen.